                                                               EXHIBIT NO. 99.10

                          INDEPENDENT AUDITORS' CONSENT

      We consent to the incorporation by reference in this Post-Effective Amendment No. 29 to Registration Statement No. 2-74959 of MFS Government Securities Fund, of our report dated April 8, 2003 appearing in the annual report to shareholders for the year ended February 28, 2003, and to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Auditors and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.

DELOITTE & TOUCHE, LLP
----------------------
Deloitte & Touche, LLP

Boston, Massachusetts
June 23, 2003
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 23rd day of June, 2003.

                                MFS GOVERNMENT SECURITIES FUND

                                By:        JAMES R. BORDEWICK, JR.
                                           ---------------------------------
                                Name:  James R. Bordewick, Jr.
                                Title: Assistant Clerk and Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on June 23, 2003.

             SIGNATURE                                   TITLE

JEFFREY L. SHAMES*                              Chairman and Trustee
-----------------------------------------
Jeffrey L. Shames

JOHN W. BALLEN*                                 President (Principal Executive
-----------------------------------------       Officer) and Trustee
John W. Ballen


RICHARD M. HISEY*                               Principal Financial Officer and
-----------------------------------------       Accounting Officer
Richard M. Hisey


LAWRENCE H. COHN*                               Trustee
-----------------------------------------
Lawrence H. Cohn

WILLIAM R. GUTOW*                               Trustee
-----------------------------------------
William R. Gutow

J. ATWOOD IVES*                                 Trustee
-----------------------------------------
J. Atwood Ives

ABBY M. O'NEILL*                                Trustee
-----------------------------------------
Abby M. O'Neill

KEVIN R. PARKE*                                 Trustee
-----------------------------------------
Kevin R. Parke

LAWRENCE T. PERERA*                             Trustee
-----------------------------------------
Lawrence T. Perera

WILLIAM J. POORVU*                              Trustee
-----------------------------------------
William J. Poorvu

J. DALE SHERRATT*                               Trustee
-----------------------------------------
J. Dale Sherratt

ELAINE R. SMITH*                                Trustee
-----------------------------------------
Elaine R. Smith

WARD SMITH*                                     Trustee
-----------------------------------------
Ward Smith

                                                *By:  JAMES R. BORDEWICK, JR.
                                                     --------------------------
                                                Name:  James R. Bordewick, Jr.
                                                         as Attorney-in-fact

                                                Executed by James R. Bordewick,
                                                Jr. on behalf of those
                                                indicated pursuant to a Power
                                                of Attorney dated January 1,
                                                2002, incorporated by reference
                                                to Registrant's Post-Effective
                                                Amendment No. 26 as filed with
                                                the Securities and Exchange
                                                Commission via EDGAR on June
                                                25, 2002, a Power of Attorney
                                                dated August 1, 2002,
                                                incorporated by reference to
                                                MFS Series Trust IX (File Nos.
                                                2-50409 and 811-2464)
                                                Post-Effective Amendment No. 44
                                                filed with the Securities and
                                                Exchange Commission via EDGAR
                                                on August 1, 2002, and a Power
                                                of Attorney dated May 20, 2003
                                                incorporated by reference to
                                                MFS Series Trust VI (File No.
                                                333-105502) on Form N-14 filed
                                                with the SEC via EDGAR on May
                                                23, 2003.